UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 2, 2024

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-37564

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

2750 Premiere Parkway, Suite 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Materially Definitive Agreement

As disclosed in the Form 8-K filed by Boxlight Corporation, a Nevada corporation (the “Company”) on April 23, 2024 with the SEC, on April 19, 2024 the Company entered into a sixth amendment (the “Sixth Amendment”) to its credit agreement (the “Credit Agreement”) with Whitehawk Capital Partners LP, as collateral agent (the “Collateral Agent”), and Whitehawk Finance LLC, as lender (the “Lender”). The Sixth Amendment amended the Credit Agreement, originally entered into on December 31, 2021, as amended on April 4, 2022, June 21, 2022, April 24,2023, June 26, 2023, and March 14, 2024 between the Company and all of its direct and indirect subsidiaries, the Collateral Agent, and the Lender.

Pursuant to the Sixth Amendment, the Lender provided the Company with a $2,000,000 additional working capital bridge loan on April 19, 2024 and agreed to provide the Company with an additional $3,000,000 working capital bridge loan in June 2024, provided, that the Company is then in compliance with certain loan covenants, including its Senior Leverage Ratios (as defined in the Credit Agreement).  Both working capital bridge loans are due and payable in full on November 29, 2024.

On July 2, 2024, the Company requested and received an additional $2,000,000 working capital bridge loan.

The foregoing description of the Sixth Amendment to the Credit Agreement does not purport to describe all of the material terms of such agreement and is qualified in its entirety by reference to such document, which was filed as Exhibit 10.1 with the Form 8-K dated April 23, 2024 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is incorporated herein by reference. In connection with the Sixth Amendment to the Credit Agreement, the Company executed and provided a notice of borrowing (the “Notice of Borrowing”) to the Collateral Agent giving notice that the Company was requesting a loan under the Credit Agreement in the aggregate principal amount of $2,000,000 (the “Loan”). The Loan closed on July 2, 2024.

The foregoing description of the Notice of Borrowing does not purport to describe all of the material terms of such agreement and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2024

BOXLIGHT CORPORATION

By:	/s/ Gregory Wiggins
Name:	Gregory Wiggins
Title:	Chief Financial Officer